UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 2, 2013

Dover Saddlery, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51624	04-3438294
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

525 Great Road, P.O. Box 1100, Littleton, Massachusetts		01460
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-952-8062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Annual Meeting of the Stockholders of Dover Saddlery, Inc. was held on May 2, 2013 at 9:00 A.M. (U.S. EDT), at the Radisson Hotel & Suites, 10 Independence Drive, Chelmsford, Massachusetts 01824. A total of 4,731,011 shares of the Company’s common stock were present or represented by proxy at the meeting, representing more than 88% of the Company’s shares outstanding as of the March 5, 2013 record date.

The matters submitted for a vote and the related final voting results were as follows:

Proposal No. 1: To elect three Class II directors to serve until the 2016 annual meeting or until their respective successors are elected and have been qualified.

The final results of the votes cast were as follows:

DIRECTOR	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
John W. Mitchell	2,546,030	—	932,797	1,252,184
David J. Powers	2,544,193	—	934,634	1,252,184
Jonathan A.R. Grylls	2,544,643	—	934,184	1,242,184

Pursuant to the foregoing votes, the three Class II Director nominees listed above were elected to serve on the Company’s Board of Directors.

The names, classes and terms of the Directors continuing to serve in office are as follows:

Class I Directors (with terms expiring at the 2015 Annual Meeting, or until their successors are duly elected and qualified):

Gregory F. Mulligan
Kevin K. Albert

Class III Directors (with terms expiring at the 2014 Annual Meeting, or until their successors are duly elected and qualified):

Stephen L. Day
James F. Powers

Proposal No. 2: To ratify the selection of McGladrey LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013.

The final results of the votes cast were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
4,724,654	5,894	463

Pursuant to the foregoing vote, the stockholders ratified the selection of McGladrey LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013.

Proposal No. 3: NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

The final results of the votes cast were as follows:

FOR	AGAINST	ABSTAIN	Broker Non-Votes
2,223,423	1,197,149	58,255	1,252,184

Pursuant to the foregoing vote, the stockholders approved the advisory (non-binding) resolution that the compensation paid to the Company’s named executive officers is hereby approved.

Proposal No. 4: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF A STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

The final results of the votes cast were as follows:

1 Year	2 Years	3 Years	ABSTAIN
973,119	62,736	1,659,453	783,519

Pursuant to the foregoing vote, the stockholders approved the advisory (non-binding) resolution that the preferred frequency for advisory votes on executive compensation should be once every three years.

The Company has decided, consistent with the vote of the Company’s stockholders and the recommendation from the Board, to submit a separate resolution on the compensation of the Company’s named executive officers to the Company’s stockholders for an advisory vote every three years in its proxy materials (the next such vote being at the 2016 Annual Meeting of Stockholders of the Company), and to conduct the next advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at the same interval (which thus would also be at the 2016 Annual Meeting of Stockholders of the Company).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Saddlery, Inc.

May 6, 2013	By:	/s/ David R. Pearce

Name: David R. Pearce
Title: Chief Financial Officer